                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                               DERIVED INFORMATION


                            $400,000,000 Certificates


                      Delta Funding Home Equity Loan Trust
                                     1998-1
                   Home Equity Loan Asset-Backed Certificates



                            Delta Funding Corporation
                             as Seller and Servicer

Securities Offered:
To Maturity:



                                                                                      Est.                                Expected
                                  Class                             Estimated      Principal     Expected    Legal         Ratings
                     Expected      Size      Group                   WAL/MDUR      Pmt. Win.       Final       Final        (S&P/
   Securities          Size        (%)        No.     Benchmark       (yrs)          (mos)       Maturity    Maturity       Fitch)
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------
Class A-1F (1)     $116,613,000   37.86%      F      1 mo LIBOR         1.00          1-22       1/25/00    10/25/17       AAA/AAA
Class A-2F (1)      $15,438,000    5.01%      F      2 yr Tsy      2.00/1.83         22-26       5/25/00     8/25/19       AAA/AAA
Class A-3F (1)      $65,278,000   21.19%      F      3 yr Tsy      3.00/2.65         26-54       9/25/02     6/25/26       AAA/AAA
Class A-4F (1)      $10,220,000    3.32%      F      5 yr Tsy      5.00/4.14         54-68      11/25/03     3/25/27       AAA/AAA
Class A-5F (1)      $13,441,000    4.36%      F        Curve      10.70/7.08         68-211     10/25/15     5/25/30       AAA/AAA
Class A-6F (1)      $46,200,000   15.00%      F        Curve       6.85/5.28         38-207      6/25/15     5/25/30       AAA/AAA
Class M-1F (1)      $17,710,000    5.75%      F      1 mo LIBOR         6.03         37-169      4/25/12     5/25/30       AA/AA+
Class M-2F (1)      $10,010,000    3.25%      F      1 mo LIBOR         5.97         37-153     12/25/10     5/25/30        A/A+
Class B-1F (1)      $13,090,000    4.25%      F      1 mo LIBOR         5.82         37-140     11/25/09     5/25/30      BBB-/BBB
Class A-1A (2)      $19,050,000   20.71%      A        Curve       2.32/2.09         21-36       3/25/01    12/25/16      AAA/AAA
Class A-2A (2)      $56,620,000   61.54%      A      1 mo LIBOR         2.68          1-192      3/25/14     5/25/30       AAA/AAA
Class M-1A (2)       $4,232,000    4.60%      A      1 mo LIBOR         6.02         38-168      3/25/12     5/25/30       AA/AA+
Class M-2A (2)       $4,094,000    4.45%      A      1 mo LIBOR         5.99         38-159      6/25/11     5/25/30        A/A+
Class B-1A (2)       $8,004,000    8.70%      A      1 mo LIBOR         5.84         38-147      6/25/10     5/25/30      BBB-/BBB
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------

Class F-IO:
--------------------------------------------------------------------------------
There will be a AAA/AAA rated interest-only class (Class F-IO) off the
Group F Fixed Rate Pool with a coupon of 7.0% for the
first 36 months and a notional balance equal to the sum of the balance of Class A-6F and $3.85 MM of the balance of Class M-1F.
--------------------------------------------------------------------------------

Class A-IO:
--------------------------------------------------------------------------------
There will be a AAA/AAA rated interest-only class (Class A-IO) off the
Group A Adjustable Rate Pool with a coupon of 6.80%
for the first 36 months and a notional balance equal to the sum of the balance of the Class B-1A Certificates and $2.116 MM of the balance of the Class M-2A Certificates.
--------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 140% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

To 10% Clean-up Call:

                                                                                      Est.                                Expected
                                 Class                              Estimated      Principal    Expected      Legal        Ratings
                     Expected    Size       Group                   WAL/MDUR       Pmt. Win       Final       Final         (S&P/
   Securities          Size       (%)        No.     Benchmark        (yrs)          (mos)       Maturity    Maturity      Fitch)
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------
Class A-4F (1)      $10,220,000    3.32%      F       5 yr Tsy      5.00/4.14        54-68       11/25/03    3/25/27       AAA/AAA
Class A-5F (1)      $13,441,000    4.36%      F        Curve        7.34/5.55        68-96       3/25/06     5/25/30       AAA/AAA
Class A-6F (1)      $46,200,000   15.00%      F        Curve        6.42/5.05        38-96       3/25/06     5/25/30       AAA/AAA
Class M-1F (1)      $17,710,000    5.75%      F      1 mo LIBOR        5.47          37-96       3/25/06     5/25/30       AA/AA+
Class M-2F (1)      $10,010,000    3.25%      F      1 mo LIBOR        5.46          37-96       3/25/06     5/25/30        A/A+
Class B-1F (1)      $13,090,000    4.25%      F      1 mo LIBOR        5.46          37-96       3/25/06     5/25/30      BBB-/BBB
Class A-2A (2)      $56,620,000   61.54%      A      1 mo LIBOR        2.52           1-96       3/25/06     5/25/30       AAA/AAA
Class M-1A (2)      $ 4,232,000    4.60%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30       AA/AA+
Class M-2A (2)      $ 4,094,000    4.45%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30        A/A+
Class B-1A (2)      $ 8,004,000    8.70%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30      BBB-/BBB
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 140% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

Sensitivity Analysis

                          Projected Performance
                  Under Varying Prepayment Assumptions



Group F Loans
-------------
To Maturity
% Prepay Assumption               50% PPC     75% PPC      100% PPC     120% PPC      150% PPC     200% PPC      250% PPC


Class A-1F
----------

Avg. Life (yrs.)                     1.90        1.40          1.14         1.00          0.86         0.71          0.62
Window (begin-end) (mths)            1-49        1-33          1-26         1-22          1-19         1-15          1-12
Expected Final Maturity           4/25/02    12/25/00       5/25/00      1/25/00      10/25/99      6/25/99       3/25/99


Class A-2F
----------
Avg. Life (yrs.)                     4.43        3.02          2.34         2.00          1.65         1.30          1.10
Mod Duration (yrs)                   3.75        2.67          2.12         1.83          1.52         1.21          1.03
Window (begin-end) (mths)           49-58       33-39         26-30        22-26         19-21        15-17         12-14
Expected Final Maturity           1/25/03     6/25/01       9/25/00      5/25/00      12/25/99      8/25/99       5/25/99
Yield @ 100.00000%                  6.292       6.246         6.205        6.174         6.128        6.057         5.997


Class A-3F
----------
Avg. Life (yrs.)                     9.23        5.61          3.71         3.00          2.30         1.75          1.43
Mod Duration (yrs)                   6.60        4.48          3.19         2.65          2.08         1.61          1.33
Window (begin-end) (mths)          58-191      39-139         30-72        26-54         21-35        17-26         14-21
Expected Final Maturity           2/25/14    10/25/09       3/25/04      9/25/02       2/25/01      5/25/00      12/25/99
Yield @ 100.00000%                  6.360       6.330         6.292        6.265         6.221        6.163         6.107


Class A-4F
----------
Avg. Life (yrs.)                    17.63       12.92          8.11         5.00          3.35         2.28          1.82
Mod Duration (yrs)                  10.17        8.48          6.06         4.14          2.92         2.06          1.66
Window (begin-end) (mths)         191-234     139-173        72-133        54-68         35-46        26-28         21-23
Expected Final Maturity           9/25/17     8/25/12       4/25/09     11/25/03       1/25/02      7/25/00       2/25/00
Yield @ 100.00000%                  6.587       6.578         6.558        6.525         6.481        6.418         6.368

                          Projected Performance
                  Under Varying Prepayment Assumptions


Group F Loans
-------------
To Maturity
% Prepay Assumption               50% PPC     75% PPC     100% PPC      120% PPC      150% PPC     200% PPC      250% PPC

Class A-5F
----------
Avg. Life (yrs.)                    23.59       18.43        14.49         10.70          4.45         2.49          1.98
Mod Duration (yrs)                  11.18        9.98         8.77          7.08          3.70         2.21          1.79
Window (begin-end) (mths)         234-342     173-302      133-247        68-211         46-64        28-31         23-25
Expected Final Maturity           9/25/26     5/25/23     10/25/18      10/25/15       7/25/03     10/25/00       4/25/00
Yield @ 100.00000%                  7.061       7.056        7.050         7.037         6.977        6.892         6.842



Class A-6F (NAS)
----------------
Avg. Life (yrs.)                     7.94        7.29         6.95          6.85          6.83         4.69          2.48
Mod Duration (yrs)                   5.89        5.53         5.34          5.28          5.25         3.85          2.22
Window (begin-end) (mths)          37-338      37-296       37-242        38-207        42-169       31-124         25-36
Expected Final Maturity           5/25/26    11/25/22      5/25/18       6/25/15       4/25/12      7/25/08       3/25/01
Yield @ 100.00000%                  6.536       6.531        6.528         6.527         6.527        6.496         6.414


Class M-1F
----------
Avg. Life (yrs.)                    12.51        9.21         7.15          6.03          5.02         4.44          5.19
Window (begin-end) (mths)          72-314      51-252       39-200        37-169        40-136        44-99         36-94
Expected Final Maturity           5/25/24     3/25/19     11/25/14       4/25/12       7/25/09      6/25/06       1/25/06


Class M-2F
----------
Avg. Life (yrs.)                    12.44        9.12         7.08          5.97          4.92         4.13          4.11
Window (begin-end) (mths)          72-296      51-230       39-180        37-153        38-123        41-90         44-68
Expected Final Maturity          11/25/22     5/25/17      3/25/13      12/25/10       6/25/08      9/25/05      11/25/03


Class B-1F
----------
Avg. Life (yrs.)                    12.19        8.91         6.91          5.82          4.77         3.91          3.64
Window (begin-end) (mths)          72-276      51-210       39-165        37-140        37-112        38-81         39-62
Expected Final Maturity           3/25/21     9/25/15     12/25/11      11/25/09       7/25/07     12/25/04       5/25/03

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group F Loans
-------------
To Call
% Prepay Assumption               50% PPC     75% PPC     100% PPC       120% PPC    150% PPC     200% PPC    250% PPC


Class A-4F
----------
Avg. Life (yrs.)                    17.16       12.52         7.94           5.00        3.35         2.28        1.82
Mod Duration (yrs)                  10.04        8.31         5.97           4.14        2.92         2.06        1.66
Window (begin-end) (mths)         191-211     139-154       72-119          54-68       35-46        26-28       21-23
Expected Final Maturity          10/25/15     1/25/11      2/25/08       11/25/03     1/25/02      7/25/00     2/25/00

Yield @ 100.00000%                  6.586       6.577        6.557          6.525       6.481        6.418       6.368


Class A-5F
----------
Avg. Life (yrs.)                    17.58       12.83         9.91           7.34        4.45         2.49        1.98
Mod Duration (yrs)                   9.83        8.22         6.94           5.55        3.70         2.21        1.79
Window (begin-end) (mths)         211-211     154-154      119-119          68-96       46-64        28-31       23-25
Expected Final Maturity          10/25/15     1/25/11      2/25/08        3/25/06     7/25/03     10/25/00     4/25/00
Yield @ 100.00000%                  7.055       7.046        7.036          7.019       6.977        6.892       6.842


Class A-6F (NAS)
----------------
Avg. Life (yrs.)                     7.93        7.26         6.86           6.42        5.79         3.95        2.48
Mod Duration (yrs)                   5.89        5.52         5.30           5.05        4.66         3.36        2.22
Window (begin-end) (mths)          37-211      37-154       37-119          38-96       42-79        31-58       25-36
Expected Final Maturity          10/25/15     1/25/11      2/25/08        3/25/06    10/25/04      1/25/03     3/25/01
Yield @ 100.00000%                  6.535       6.531        6.527          6.523       6.516        6.480       6.414

                          Projected Performance
                  Under Varying Prepayment Assumptions

Group F Loans
-------------
To Call
% Prepay Assumption               50% PPC     75% PPC      100% PPC      120% PPC      150% PPC      200% PPC     250% PPC

Class M-1F
----------
Avg. Life (yrs.)                    11.74        8.52          6.57          5.47          4.61          4.15         3.59
Window (begin-end) (mths)          72-211      51-154        39-119         37-96         40-79         44-58        36-44
Expected Final Maturity          10/25/15     1/25/11       2/25/08       3/25/06      10/25/04       1/25/03     11/25/01


Class M-2F
----------
Avg. Life (yrs.)                    11.74        8.52          6.57          5.46          4.56          3.88         3.66
Window (begin-end) (mths)          72-211      51-154        39-119         37-96         38-79         41-58        44-44
Expected Final Maturity          10/25/15     1/25/11       2/25/08       3/25/06      10/25/04       1/25/03     11/25/01


Class B-1F
----------
Avg. Life (yrs.)                    11.74        8.52          6.57          5.46          4.53          3.74         3.50
Window (begin-end) (mths)          72-211      51-154        39-119         37-96         37-79         38-58        39-44

Expected Final Maturity          10/25/15     1/25/11       2/25/08       3/25/06      10/25/04       1/25/03     11/25/01

                          Projected Performance
                  Under Varying Prepayment Assumptions

Group A Loans
-------------
To Maturity
% Prepay Assumption               50% PPC     75% PPC     100% PPC      140% PPC      150% PPC     200% PPC     250% PPC


Class A-1A
----------
Avg. Life (yrs.)                     3.04        2.67         2.48          2.32          2.30         2.23         2.15
Mod Duration (yrs)                   2.67        2.37         2.22          2.09          2.07         2.02         1.95
Window (begin-end) (mths)           21-54       21-45        21-40         21-36         21-36        21-35        20-33
Expected Final Maturity           9/25/02    12/25/01      7/25/01       3/25/01       3/25/01      2/25/01     12/25/00
Yield @ 100.00000%                  6.396       6.376        6.364         6.352         6.350        6.344        6.337


Class A-2A
----------
Avg. Life (yrs.)                     7.84        5.39         3.98          2.68          2.46         1.54         0.89
Window (begin-end) (mths)           1-349       1-318        1-265         1-192         1-178        1-127         1-20
Expected Final Maturity           4/25/27     9/25/24      4/25/20       3/25/14       1/25/13     10/25/08     11/25/99


Class M-1A
----------
Avg. Life (yrs.)                    15.65       11.26         8.54          6.02          5.60         4.84         3.43
Window (begin-end) (mths)         103-339      70-293       53-235        38-168        37-156       47-112        33-96
Expected Final Maturity           6/25/26     8/25/22     10/25/17       3/25/12       3/25/11      7/25/07      3/25/06


Class M-2A
----------
Avg. Life (yrs.)                    15.63       11.22         8.50          5.99          5.57         4.49         5.24
Window (begin-end) (mths)         103-334      70-282       53-224        38-159        37-147       42-106        51-83
Expected Final Maturity           1/25/26     9/25/21     11/25/16       6/25/11       6/25/10      1/25/07      2/25/05


Class B-1A
----------
Avg. Life (yrs.)                    15.44       10.97         8.29          5.84          5.42         4.20         3.86
Window (begin-end) (mths)         103-324      70-266       53-208        38-147        37-136        37-98        38-74
Expected Final Maturity           3/25/25     5/25/20      7/25/15       6/25/10       7/25/09      5/25/06      5/25/04


                          Projected Performance
                  Under Varying Prepayment Assumptions


Group A Loans
-------------
To Call
% Prepay Assumption               50% PPC     75% PPC     100% PPC      140% PPC     150% PPC     200% PPC     250% PPC


Class A-2A
----------
Avg. Life (yrs.)                     7.32        4.94         3.63          2.52        2.24         1.39          0.89
Window (begin-end) (mths)           1-211       1-154        1-119          1-96        1-79         1-58          1-20
Expected Final Maturity          10/25/15     1/25/11      2/25/08       3/25/06    10/25/04      1/25/03      11/25/99


Class M-1A
----------
Avg. Life (yrs.)                    14.07        9.90         7.51          5.53        4.95         4.40          2.97
Window (begin-end) (mths)         103-211      70-154       53-119         38-96       37-79        47-58         33-44
Expected Final Maturity          10/25/15     1/25/11      2/25/08       3/25/06    10/25/04      1/25/03      11/25/01


Class M-2A
----------
Avg. Life (yrs.)                    14.07        9.90         7.51          5.53        4.95         4.08          3.66
Window (begin-end) (mths)         103-211      70-154       53-119         38-96       37-79        42-58         44-44
Expected Final Maturity          10/25/15     1/25/11      2/25/08       3/25/06    10/25/04      1/25/03      11/25/01


Class B-1A
----------
Avg. Life (yrs.)                    14.07        9.90         7.51          5.53        4.95         3.88          3.55
Window (begin-end) (mths)         103-211      70-154       53-119         38-96       37-79        37-58         38-44
Expected Final Maturity          10/25/15     1/25/11      2/25/08       3/25/06    10/25/04      1/25/03      11/25/01

Collateral Summary

                        Initial Group F Fixed Rate Loans


Number of Loans                                                                      2,407
Total Outstanding Principal Balance                                        $190,858,753.07
       Balloon (% of Total)                                                           0.00%
       Level Pay (% of Total)                                                       100.00%
Average Principal Balance                                                          $79,293        $9,898 - $680,000
Weighted Average Loan Rate                                                           10.54%        7.50% - 16.99%
Weighted Average Original Term (mos.)                                                  309            60 -  360
Range of Original Terms (mos.)
                                                               1 - 60                  0.1%
                                                              61 - 120                 2.1%
                                                             121 - 180                17.6%
                                                             181 - 240                10.5%
                                                             241 - 300                 1.5%
                                                             301 - 360                68.2%
Weighted Average Remaining Term (mos.)                                                 308            57 - 360
Weighted Average CLTV                                                                72.75%        8.20% - 90.45%
Lien Position (first/second)                                                     93.6%/6.4%
Property Type
        Single Family                                                                 68.9%
        2-4 Family                                                                    22.6%
        Mixed Use                                                                      2.3%
        Condo                                                                          2.0%
        Other                                                                          4.2%

Occupancy Status
        Owner Occupied                                                                88.0%
        Investor Owner                                                                12.0%

Geographic Distribution
other states account individually for less than                         NY            45.4%                 PA          4.9%
4% of Group F pool balance                                              NJ             8.0%                 FL          4.6%
                                                                        OH             7.5%                 GA          4.0%

Credit Class                                                             A            54.1%                  C         15.4%
                                                                         B            26.2%                  D          4.2%

                      Initial Group A Adjustable Rate Loans

Number of Loans                                                                         718
Total Outstanding Principal Balance                                          $63,451,347.10
      Balloon (% of Total)                                                             0.00%
      Level Pay (% of Total)                                                         100.00%
Average Principal Balance                                                           $88,372       $13,470 - $660,000

Weighted Average Loan Rate                                                            10.50%        7.30% - 15.55%
Weighted Average Margin                                                                6.50%        3.50% - 12.00%
Weighted Average Original Term (mos.)                                                   360           180 - 360
Range of Original Terms (mos.)
                                                                                  180 - 0.0%
                                                                                  240 - 0.1%
                                                                                 360 - 99.9%
Weighted Average Remaining Term (mos.)                                                358.5           179 - 360
Weighted Average Life Cap                                                             17.02%       13.30% - 22.55%
Weighted Average Periodic Rate Cap                                                     1.00%        1.00% - 1.00%
Weighted Average First Period Rate Cap                                                 2.27%        1.00% - 3.00%
Weighted Average Floor                                                                10.48%        7.30% - 15.55%
Index                                                                         6 month LIBOR       100.00%
Product Mix
      2/28 (6 Month Libor)                                                           64.5%
      3/27 (6 Month Libor)                                                            0.5%
      6 Month Libor                                                                  35.0%
Weighted Average LTV                                                                77.22%         14.46% - 90.00%
First Lien Position                                                                 100.0%
Property Type
        Single Family                                                                83.4%
        2-4 Family                                                                   14.8%
        Condo                                                                         1.7%

Occupancy Status
        Owner Occupied / Investor Owned                                         93.6%/6.4%

Geographic Distribution
other states account individually for less than                             MI       22.0%                IL               8.8%
4% of Group A principal balance                                             NY       13.0%                MA               7.3%
                                                                            NJ       11.8%                PA               6.5%
                                                                            OH       10.0%
Credit Class                                                                 A       46.2%                 C              17.9%
                                                                             B       31.6%                 D               4.3%

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics


  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Current Balance                  Loans           Balance      %
  ---------------------------------------------------------------
               1 -        25,000     158      3,097,719.88    1.6
          25,001 -        50,000     680     26,441,796.14   13.9
          50,001 -        75,000     551     34,215,442.84   17.9
          75,001 -       100,000     372     32,484,198.99   17.0
         100,001 -       125,000     272     30,782,000.24   16.1

         125,001 -       150,000     168     22,876,951.61   12.0
         150,001 -       175,000      91     14,695,976.92    7.7
         175,001 -       200,000      55     10,304,224.92    5.4
         200,001 -       225,000      20      4,274,268.59    2.2
         225,001 -       250,000      14      3,315,752.95    1.7
         250,001 -       275,000       6      1,577,190.53    0.8
         275,001 -       300,000       9      2,612,324.57    1.4
         300,001 -       325,000       4      1,258,864.12    0.7
         325,001 -       350,000       2        694,400.00    0.4
         350,001 -       375,000       2        728,000.00    0.4
         375,001 -       400,000       1        380,000.00    0.2
         425,001 -       450,000       1        439,640.77    0.2
         675,001 -       700,000       1        680,000.00    0.4
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:    9,898
  Max:   680,000
  Avg.:   79,293
  ---------------------------------------------------------------

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics
(Cont'd)

  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Gross Coupon                     Loans           Balance      %
  ---------------------------------------------------------------
    7.001 -   7.500                    3        324,600.00    0.2
    7.501 -   8.000                   48      5,104,628.70    2.7
    8.001 -   8.500                   60      5,236,258.47    2.7
    8.501 -   9.000                  200     18,504,219.51    9.7
    9.001 -   9.500                  216     18,772,259.05    9.8
    9.501 -  10.000                  336     30,698,945.92   16.1
   10.001 -  10.500                  321     26,473,640.06   13.9
   10.501 -  11.000                  360     27,723,120.20   14.5
   11.001 -  11.500                  204     14,361,808.29    7.5
   11.501 -  12.000                  228     16,244,438.06    8.5
   12.001 -  12.500                  123      9,351,620.58    4.9
   12.501 -  13.000                  146      9,426,907.76    4.9
   13.001 -  13.500                   53      3,128,816.33    1.6
   13.501 -  14.000                   57      2,937,047.77    1.5
   14.001 -  14.500                   20        801,716.28    0.4
   14.501 -  15.000                   18      1,116,101.51    0.6
   15.001 >=                          14        652,624.58    0.3
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:   7.500
  Max:   16.990

  WA:    10.544
  ---------------------------------------------------------------


  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Original Term                    Loans           Balance      %
  ---------------------------------------------------------------
    1 -  60                            6        143,031.18    0.1
   61 - 120                           93      4,017,644.13    2.1
  121 - 180                          531     33,657,091.33   17.6
  181 - 240                          291     20,045,843.26   10.5
  241 - 300                           31      2,865,322.12    1.5
  301 - 360                        1,455    130,129,821.05   68.2
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:   60.00
  Max:   360.00
  WA:    309.34
  ---------------------------------------------------------------

 Collateral Summary (continued)
Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics
(Cont'd)

  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Stated Remaining Term            Loans           Balance      %
  ---------------------------------------------------------------
         1 -       60                  6        143,031.18    0.1
        61 -      120                 93      4,017,644.13    2.1
       121 -      180                531     33,657,091.33   17.6
       181 -      240                291     20,045,843.26   10.5
       241 -      300                 31      2,865,322.12    1.5
       301 -      360              1,455    130,129,821.05   68.2
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:   57.00
  Max:   360.00
  WA:    308.28
  ---------------------------------------------------------------


  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Seasoning                        Loans           Balance      %
  ---------------------------------------------------------------
           =<       0                808     69,248,876.02   36.3
         1 -        6              1,588    120,740,567.60   63.3

         7 -       12                  8        692,406.05    0.4
        13 -       18                  2        164,484.56    0.1
        19 -       24                  1         12,418.84    0.0
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:  0.00
  Max:  24.00
  WA:    1.09
  ---------------------------------------------------------------

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics
(Cont'd)

  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Combined LTV                     Loans           Balance      %
  ---------------------------------------------------------------
          5.01 -        10.00          2         49,746.36    0.0
         10.01 -        15.00          5        172,914.20    0.1
         15.01 -        20.00         16        438,776.64    0.2
         20.01 -        25.00         25        942,931.31    0.5
         25.01 -        30.00         23      1,015,614.32    0.5
         30.01 -        35.00         30      1,484,305.37    0.8
         35.01 -        40.00         45      2,559,910.79    1.3
         40.01 -        45.00         50      2,821,933.33    1.5
         45.01 -        50.00         88      5,594,643.17    2.9
         50.01 -        55.00        113      8,048,561.74    4.2
         55.01 -        60.00        143      9,760,082.52    5.1
         60.01 -        65.00        168     12,944,992.61    6.8
         65.01 -        70.00        334     25,938,481.86   13.6
         70.01 -        75.00        295     22,479,018.04   11.8
         75.01 -        80.00        594     48,737,959.57   25.5
         80.01 -        85.00        270     26,643,507.91   14.0
         85.01 -        90.00        205     21,083,605.82   11.0
         90.01 -        95.00          1        141,767.51    0.1
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------
  Min.:    8.20
  Max:    90.45
  WA:   72.75
  ---------------------------------------------------------------

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics
(Cont'd)



  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Credit Grade                     Loans           Balance      %
  ---------------------------------------------------------------
  A1                                 595     46,999,449.91   24.6
  A2                                 598     56,403,573.11   29.6
  B1                                 364     27,789,175.06   14.6
  B2                                 302     22,144,791.17   11.6
  C1                                 259     19,556,696.14   10.2
  C2                                 148      9,914,485.61    5.2
  D1                                  73      3,706,780.55    1.9
  D2                                  34      2,440,747.23    1.3
  D3                                  34      1,903,054.29    1.0
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------




  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  Loan Documentation               Loans           Balance      %
  ---------------------------------------------------------------
  Full                             1,771    139,609,182.36   73.1
  Alternat                           415     34,272,677.00   18.0
  Limited                            194     15,309,931.54    8.0
  No Doc                              27      1,666,962.17    0.9
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------

Detailed Collateral Summary - Fixed Rate Home Equity Loan Characteristics
(Cont'd)


  ---------------------------------------------------------------
                                                     Total
                                  No. of           Current
  State                            Loans           Balance      %
  ---------------------------------------------------------------
  AR                                  18        884,467.92    0.5
  AZ                                  12        830,549.85    0.4
  CO                                   6        388,844.75    0.2
  CT                                  32      2,627,556.10    1.4
  DC                                   3        132,017.66    0.1
  DE                                   6        528,391.39    0.3
  FL                                 118      8,776,483.48    4.6

  GA                                 119      7,728,378.99    4.0
  IL                                 100      7,632,762.30    4.0
  IN                                 114      6,213,673.40    3.3
  KY                                  24      1,153,575.75    0.6
  MA                                  52      3,835,791.83    2.0
  MD                                  39      2,739,684.79    1.4
  ME                                   9        425,848.95    0.2
  MI                                 103      5,829,773.80    3.1
  MN                                   1         81,750.00    0.0
  MO                                   7        296,858.95    0.2
  MS                                  19        843,007.09    0.4
  NC                                  71      4,992,028.92    2.6
  NE                                   1         17,688.41    0.0
  NH                                  11        791,345.73    0.4
  NJ                                 175     15,332,595.51    8.0
  NM                                   5        302,928.02    0.2
  NV                                   4        258,473.23    0.1
  NY                                 853     86,695,086.79   45.4
  OH                                 225     14,379,775.97    7.5
  OK                                   3        140,483.53    0.1
  OR                                   3        368,315.08    0.2
  PA                                 164      9,440,378.49    4.9
  RI                                  27      1,806,977.14    0.9
  SC                                  10        495,481.36    0.3
  TN                                  40      2,545,275.29    1.3
  UT                                   2        153,362.03    0.1
  VA                                   8        506,494.29    0.3
  VT                                   4        278,122.02    0.1
  WA                                   4        301,535.63    0.2
  WI                                  11        925,683.35    0.5
  WV                                   4        177,305.28    0.1
  ---------------------------------------------------------------
  Total:                           2,407    190,858,753.07  100.0
  ---------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Current Balance                    Loans           Balance      %
  -----------------------------------------------------------------
               1 -        25,000        30        639,518.82    1.0
          25,001 -        50,000       165      6,459,574.61   10.2
          50,001 -        75,000       171     10,726,297.99   16.9
          75,001 -       100,000       128     11,255,465.41   17.7
         100,001 -       125,000        75      8,440,298.26   13.3
         125,001 -       150,000        68      9,290,421.33   14.6
         150,001 -       175,000        27      4,339,450.61    6.8
         175,001 -       200,000        22      4,093,732.89    6.5

         200,001 -       225,000        13      2,699,458.94    4.3
         225,001 -       250,000         7      1,696,834.41    2.7
         250,001 -       275,000         6      1,593,433.47    2.5
         275,001 -       300,000         1        280,000.00    0.4
         300,001 -       325,000         3        948,860.36    1.5
         325,001 -       350,000         1        328,000.00    0.5
         650,001 -       675,000         1        660,000.00    1.0
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   13,470
  Max:   660,000
  Avg.:   88,372
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Gross Coupon                       Loans           Balance      %
  -----------------------------------------------------------------
    7.001 -   7.500                      2         83,934.34    0.1
    7.501 -   8.000                      9      1,968,535.58    3.1
    8.001 -   8.500                     15      1,776,894.37    2.8
    8.501 -   9.000                     37      4,129,908.44    6.5
    9.001 -   9.500                     61      5,776,342.56    9.1
    9.501 -  10.000                    103     10,872,436.45   17.1
   10.001 -  10.500                     97      9,832,908.35   15.5
   10.501 -  11.000                    122     10,713,870.06   16.9
   11.001 -  11.500                     72      5,410,569.51    8.5
   11.501 -  12.000                     78      6,407,423.27   10.1
   12.001 -  12.500                     40      2,513,167.01    4.0
   12.501 -  13.000                     35      1,835,424.92    2.9
   13.001 -  13.500                     14        494,423.76    0.8
   13.501 -  14.000                     22      1,057,604.41    1.7
   14.001 -  14.500                      5        172,530.88    0.3
   14.501 -  15.000                      1        101,500.00    0.2
   15.001 >=                             5        303,873.19    0.5
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   7.300
  Max:   15.550
  WA:    10.499
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total

                                    No. of           Current
  Original Term                      Loans           Balance      %
  -----------------------------------------------------------------
  180                                    1         19,979.47    0.0
  240                                    1         51,000.00    0.1
  360                                  716     63,380,367.63   99.9
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   180.00
  Max:    360.00
  WA:   359.85
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Stated Remaining Term              Loans           Balance      %
  -----------------------------------------------------------------
       121 -      180                    1         19,979.47    0.0
       181 -      240                    1         51,000.00    0.1
       301 -      360                  716     63,380,367.63   99.9
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   179.00
  Max:    360.00
  WA:   358.47
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Seasoning                          Loans           Balance      %
  -----------------------------------------------------------------
           =<       0                  123     11,527,658.49   18.2
         1 -        6                  593     51,728,686.58   81.5
         7 -       12                    2        195,002.03    0.3
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   0.00
  Max:   12.00
  WA:     1.39
  -----------------------------------------------------------------



  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Product Type                       Loans           Balance      %
  -----------------------------------------------------------------
  2/28 6 Month Libor                   493     40,918,407.37   64.5
  3/27 6 Month Libor                     6        334,482.35    0.5
  6 Month Libor                        219     22,198,457.38   35.0
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Original LTV                       Loans           Balance      %
  -----------------------------------------------------------------
         10.01 -        15.00            1         59,000.00    0.1
         20.01 -        25.00            3        110,212.14    0.2
         25.01 -        30.00            2        128,639.29    0.2
         35.01 -        40.00            4        200,694.26    0.3
         40.01 -        45.00            4        229,692.04    0.4
         45.01 -        50.00           20        771,729.68    1.2
         50.01 -        55.00           20      1,660,400.52    2.6
         55.01 -        60.00           35      2,048,223.44    3.2
         60.01 -        65.00           44      2,819,087.94    4.4
         65.01 -        70.00           92      7,109,492.60   11.2
         70.01 -        75.00           85      7,829,490.41   12.3
         75.01 -        80.00          214     19,931,830.60   31.4
         80.01 -        85.00          101     10,712,262.11   16.9
         85.01 -        90.00           93      9,840,592.07   15.5
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min.:   14.46
  Max:    90.00
  WA:   77.22
  -----------------------------------------------------------------


  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Credit Grade                       Loans           Balance      %
  -----------------------------------------------------------------
  A1                                    85      9,192,171.54   14.5
  A2                                   198     20,102,435.31   31.7
  B1                                   138     11,574,554.07   18.2
  B2                                    91      8,503,324.63   13.4
  C1                                   106      7,894,219.88   12.4
  C2                                    57      3,456,512.77    5.4
  D1                                    27      1,705,282.19    2.7
  D2                                     5        277,092.27    0.4
  D3                                    11        745,754.44    1.2
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Loan Documentation                 Loans           Balance      %
  -----------------------------------------------------------------
  Full                                 511     44,364,931.06   69.9
  Alternate                            146     14,432,995.90   22.7
  Limited                               48      4,001,021.88    6.3
  No Doc                                13        652,398.26    1.0
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Lifecap                            Loans           Balance      %
  -----------------------------------------------------------------
   12.001 -  14.000                      4        549,800.49    0.9
   14.001 -  16.000                    141     16,357,653.02   25.8
   16.001 -  18.000                    363     33,753,399.04   53.2
   18.001 -  20.000                    170     10,903,967.05   17.2
   20.001 -  22.000                     35      1,582,654.31    2.5
   22.001 >=                             5        303,873.19    0.5
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min:   13.30
  Max:   22.55

  WA:  17.02
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Floor                              Loans           Balance      %
  -----------------------------------------------------------------
    6.001 -   8.000                     12      2,222,281.56    3.5
    8.001 -  10.000                    219     22,789,481.53   35.9
   10.001 -  12.000                    367     32,060,061.87   50.5
   12.001 -  14.000                    109      5,801,618.07    9.1
   14.001 -  16.000                     11        577,904.07    0.9
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min:    7.30
  Max:   15.55
  WA:  10.48
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Margin                             Loans           Balance      %
  -----------------------------------------------------------------
    2.001 -   4.000                      4        369,605.60    0.6
    4.001 -   6.000                    231     22,240,833.88   35.1
    6.001 -   8.000                    386     35,378,098.93   55.8
    8.001 -  10.000                     91      5,142,711.69    8.1
   10.001 -  12.000                      6        320,097.00    0.5
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min:    3.50
  Max:   12.00
  WA:   6.50
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  State                              Loans           Balance      %
  -----------------------------------------------------------------
  AR                                     1         26,550.00    0.0
  AZ                                     7        751,433.34    1.2

  CO                                     2        178,836.20    0.3
  CT                                     9        739,930.23    1.2
  DC                                     1         43,047.55    0.1
  DE                                     3        224,887.06    0.4
  FL                                    25      1,992,563.20    3.1
  GA                                    20      2,099,788.19    3.3
  IL                                    56      5,612,699.05    8.8
  IN                                    13        907,047.97    1.4
  KY                                     6        516,363.28    0.8
  MA                                    37      4,649,565.75    7.3
  MD                                    19      2,245,826.34    3.5
  ME                                     1         28,030.00    0.0
  MI                                   215     13,951,986.21   22.0
  MN                                     1        119,850.00    0.2
  MO                                     1         53,499.79    0.1
  NC                                     8        596,488.18    0.9
  NH                                    12      1,100,999.94    1.7
  NJ                                    63      7,510,701.19   11.8
  NY                                    63      8,254,013.47   13.0
  OH                                    90      6,352,351.86   10.0
  PA                                    52      4,113,800.59    6.5
  RI                                     7        616,065.80    1.0
  SC                                     1         60,000.00    0.1
  TN                                     2        148,150.00    0.2
  VA                                     3        556,871.91    0.9
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------

Detailed Collateral Summary - Adjustable Rate Home Equity Loan Characteristics (Cont'd)

  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  First Periodic Rate Cap            Loans           Balance      %
  -----------------------------------------------------------------
    1.000                              223     22,439,004.89   35.4
    2.000                               12      1,324,020.83    2.1
    3.000                              483     39,688,321.38   62.5
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min:   1.00
  Max:   3.00
  WA:  2.27
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total

  Subsequent                        No. of           Current
  Periodic Rate Cap                  Loans           Balance      %
  -----------------------------------------------------------------
    1.000                              718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------
  Min:   1.00
  Max:   1.00
  WA:  1.00
  -----------------------------------------------------------------


  -----------------------------------------------------------------
                                                       Total
                                    No. of           Current
  Next Rate Adjustment Date          Loans           Balance      %
  -----------------------------------------------------------------
  1998-05                                4        341,166.27    0.5
  1998-06                               18      1,476,373.69    2.3
  1998-07                               75      7,490,289.89   11.8
  1998-08                               85      8,726,635.17   13.8
  1998-09                               34      3,746,530.44    5.9
  1998-10                                3        417,461.92    0.7
  1999-04                                1        160,000.00    0.3
  1999-09                                3        221,665.23    0.3
  1999-10                                5        456,839.94    0.7
  1999-11                                7        485,588.84    0.8
  1999-12                               15      1,226,999.66    1.9
  2000-01                              160     13,415,773.22   21.1
  2000-02                              208     16,781,902.82   26.4
  2000-03                               83      7,051,797.91   11.1
  2000-04                                5        499,150.00    0.8
  2000-12                                3        453,775.31    0.7
  2001-01                                9        499,396.79    0.8
  -----------------------------------------------------------------
  Total:                               718     63,451,347.10  100.0
  -----------------------------------------------------------------

                       ASSET BACKED SECURITIES TERM SHEET

                     $400,000,000 Certificates (approximate)
                   DELTA FUNDING HOME EQUITY LOAN TRUST 1998-1
                 Delta Funding Corporation (Seller and Servicer)

Securities Offered:
To Maturity:
                                                                                    Est.                                  Expected
                                   Class                             Estimated    Principal     Expected      Legal       Ratings
                     Expected      Size     Group                     WAL/MDUR    Pmt. Win.       Final       Final        (S&P/
   Securities          Size         (%)      No.     Benchmark         (yrs)        (mos)        Maturity    Maturity      Fitch)
------------------ ------------- --------- -------- ------------- ---------------- ------------ ----------- ----------- ------------

Class A-1F (1)     $116,613,000   37.86%      F      1 mo LIBOR        1.00           1-22       1/25/00     10/25/17      AAA/AAA
Class A-2F (1)      $15,438,000    5.01%      F       2 yr Tsy       2.00/1.83        22-26      5/25/00     8/25/19       AAA/AAA
Class A-3F (1)      $65,278,000   21.19%      F       3 yr Tsy       3.00/2.65        26-54      9/25/02     6/25/26       AAA/AAA
Class A-4F (1)      $10,220,000    3.32%      F       5 yr Tsy       5.00/4.14        54-68      11/25/03    3/25/27       AAA/AAA
Class A-5F (1)      $13,441,000    4.36%      F        Curve        10.70/7.08       68-211      10/25/15    5/25/30       AAA/AAA
Class A-6F (1)      $46,200,000   15.00%      F        Curve         6.85/5.28       38-207      6/25/15     5/25/30       AAA/AAA
Class M-1F (1)      $17,710,000    5.75%      F      1 mo LIBOR        6.03          37-169      4/25/12     5/25/30       AA/AA+
Class M-2F (1)      $10,010,000    3.25%      F      1 mo LIBOR        5.97          37-153      12/25/10    5/25/30        A/A+
Class B-1F (1)      $13,090,000    4.25%      F      1 mo LIBOR        5.82          37-140      11/25/09    5/25/30      BBB-/BBB
Class A-1A (2)      $19,050,000   20.71%      A        Curve         2.32/2.09        21-36      3/25/01     12/25/16      AAA/AAA
Class A-2A (2)      $56,620,000   61.54%      A      1 mo LIBOR        2.68           1-192      3/25/14     5/25/30       AAA/AAA
Class M-1A (2)       $4,232,000    4.60%      A      1 mo LIBOR        6.02          38-168      3/25/12     5/25/30       AA/AA+
Class M-2A (2)       $4,094,000    4.45%      A      1 mo LIBOR        5.99          38-159      6/25/11     5/25/30        A/A+
Class B-1A (2)       $8,004,000    8.70%      A      1 mo LIBOR        5.84          38-147      6/25/10     5/25/30      BBB-/BBB
------------------ ------------- --------- -------- ------------- ---------------- ------------ ----------- ----------- ------------


Class F-IO:
--------------------------------------------------------------------------------
There will be a AAA/AAA rated interest-only class (Class F-IO) off the Group F Fixed Rate Pool with a coupon of 7.0% for the first 36 months and a notional balance equal to the sum of the balance of Class A-6F and the last $3.85 MM outstanding of the balance of Class M-1F.
--------------------------------------------------------------------------------

Class A-IO:
--------------------------------------------------------------------------------
There will be a AAA/AAA rated interest-only class (Class A-IO) off the Group A Adjustable Rate Pool with a coupon of 6.80% for the first 36 months and a notional balance equal to the sum of the balance of Class B-1A and the last $2.116 MM outstanding of the balance of the Class M-2A Certificates.
--------------------------------------------------------------------------------

(1) Prepayments are sized at 120% PPC. 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 140% PPC.


Securities Offered (Cont'd):
To 10% Clean-up Call:
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------
                                                                                      Est.                                Expected
                                   Class                             Estimated      Principal    Expected     Legal       Ratings
                     Expected       Size    Group                     WAL/MDUR      Pmt. Win      Final       Final        (S&P/
   Securities          Size         (%)      No.     Benchmark         (yrs)         (mos)       Maturity    Maturity      Fitch)
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------
Class A-4F (1)      $10,220,000    3.32%      F       5 yr Tsy      5.00/4.14        54-68       11/25/03    3/25/27       AAA/AAA
Class A-5F (1)      $13,441,000    4.36%      F        Curve        7.34/5.55        68-96       3/25/06     5/25/30       AAA/AAA
Class A-6F (1)      $46,200,000   15.00%      F        Curve        6.42/5.05        38-96       3/25/06     5/25/30       AAA/AAA
Class M-1F (1)      $17,710,000    5.75%      F      1 mo LIBOR        5.47          37-96       3/25/06     5/25/30       AA/AA+
Class M-2F (1)      $10,010,000    3.25%      F      1 mo LIBOR        5.46          37-96       3/25/06     5/25/30        A/A+
Class B-1F (1)      $13,090,000    4.25%      F      1 mo LIBOR        5.46          37-96       3/25/06     5/25/30      BBB-/BBB
Class A-2A (2)      $56,620,000   61.54%      A      1 mo LIBOR        2.52           1-96       3/25/06     5/25/30       AAA/AAA
Class M-1A (2)       $4,232,000    4.60%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30       AA/AA+
Class M-2A (2)       $4,094,000    4.45%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30        A/A+
Class B-1A (2)       $8,004,000    8.70%      A      1 mo LIBOR        5.53          38-96       3/25/06     5/25/30      BBB-/BBB
------------------ ------------- --------- -------- ------------- --------------- ------------- ----------- ----------- ------------

(1) Prepayments are sized at 120% PPC.

(2) Prepayments are sized at 140% PPC.


                                Credit Priority
                                (for Each Group)

                         -----------------------------
                                    Class A
                         -----------------------------
                                   Class M-1
                         -----------------------------
                                   Class M-2
                         -----------------------------
                                   Class B-1
                         -----------------------------
                             Overcollateralization
                         -----------------------------
                                Excess Interest
                         -----------------------------

Payment Priority & Credit Enhancement


Group F Loans

------------------------------------------------------
                                                      |
   A-1-F (Floater)                                    |
                                                      |
------------------------------------------------------
                                                      |
   A-2-F                                              |
                                                      |
------------------------------------------------------
              |         |         |         |         |
   A-3-F      |         |         |         |         |
              |  A-6-F  |         |         |         |
--------------|  (NAS)  |         |         |         |
              |         |  M-1-F  |         |         |
   A-4-F      |         |(Floater)|  M-2-F  |         |
              |         |         |(Floater)|  B-1-F  |
--------------|         |         |         |(Floater)|
              |         |         |          ---------|
   A-5-F      |         |         |-------------------|
              |         |          -------------------|
------------------------------------------------------


------------------------------------------------------

      Overcollateralization (3.00%)

------------------------------------------------------

      Excess Interest (approx. 2.67% p.a. at Cutoff)

------------------------------------------------------

Payment Priority & Credit Enhancement

Group A Loans
---------------------------------------------
                                             |
-------------                                |
             |                               |
   A-1A      |              A-2A             |
             |                               |
-------------                                |
                                             |
              -------------------------------
             |         |          |          |
             |         |          |          |
             |         |          |          |
             |  M-1A   |   M-2A   |   B-1A   |
             |         |          |          |
             |         |          |          |
             |         |          |          |
---------------------------------------------


---------------------------------------------

Overcollateralization (2.25%)

---------------------------------------------


---------------------------------------------

Excess Interest (approx 3.10% p.a. at Cutoff)

---------------------------------------------

  II.    Terms of the Offering

Managers:                           Lehman Brothers (Books)
                                    Donaldson Lufkin & Jenrette
                                    Morgan Stanley Dean Witter

Seller/Servicer:                    Delta Funding Corporation

Servicing Fee:                      0.50% of the Pool Balance

Cut-Off Date:                       February 28, 1998

Expected Closing / Settlement:      March 31, 1998

Delay on Certificates:              24 days on the fixed rate certificates; 0 days on the adjustable rate certificates.

Prepayment Assumption:              Group F: Prepayments are sized at 120% PPC.
                                    -------

                                    Group A: Prepayments are sized at 140% PPC.

                                    100% PPC assumes that prepayments
                                    start at 4% CPR in month 1, increase
                                    approximately 1.455% per month over
                                    the first 12 months to 20% CPR, and
                                    remain at 20% CPR after the 12th
                                    month.

Collateral Pool:                    On the Closing Date,  the collateral  will consist of two groups of loans,  Group F and
                                    Group A.

                                    The Group F Initial Loans are fixed
                                    rate closed-end mortgage loans
                                    secured by first and second level
                                    pay and balloon mortgages on
                                    substantially 1-4 family detached
                                    properties located in 37 states and
                                    the District of Columbia. The
                                    aggregate principal balance of the
                                    Group F loans is $190,858,735.07
                                    (the "Initial Group F Pool Balance")
                                    as of February 28, 1998 (the "Cutoff
                                    Date"). The weighted average coupon
                                    is approximately 10.54% and the
                                    weighted average CLTV at origination
                                    is approximately 72.75%.
                                    Approximately 45.4% of the
                                    properties are located in New York
                                    State.

                                    The Group A Initial Loans consist
                                    primarily of 6 month LIBOR and 2/28
                                    loans, secured primarily by first
                                    level pay mortgages on 1-4 family
                                    detached properties located in 26
                                    states and the District of Columbia.
                                    The aggregate principal balance of
                                    the loans is $63,451,347.10 (the
                                    "Initial Group A Pool Balance") as
                                    of the Cut-off Date. Approximately
                                    64.5% of the loans are 2/28 hybrids.
                                    The weighted average LTV at
                                    origination is approximately 77.22%.
                                    The weighted average coupon is
                                    approximately 10.50%, and the
                                    weighted average margin is
                                    approximately 6.50%. The weighted
                                    average life cap and floor are
                                    approximately 17.02% and 10.48%,
                                    respectively.
II.      Terms of the Offering (cont'd)

                                    A substantial majority of the
                                    difference between the Initial Pool
                                    Balance as of the Cut-off Date and
                                    the total transaction balance of
                                    $400 million (approximately $145.7
                                    million) is expected be delivered to
                                    the Trust by the Closing Date. The
                                    characteristics of these loans is
                                    expected to be substantially similar
                                    to the loans as of the Cut-off Date.

Structure:                          Sixteen Certificates are being offered:

                                      The Class A Certificates                                       Group
                                      ------------------------                                       -----
                                      Class A-1F                                     $116,613,000      F
                                      Class A-2F                                      $15,438,000      F
                                      Class A-3F                                      $65,278,000      F
                                      Class A-4F                                      $10,220,000      F
                                      Class A-5F                                      $13,441,000      F
                                      Class A-6F (NAS)                                $46,200,000      F
                                      Class F-IO (Notional)                         ($50,050,000)      F
                                      Class M-1F                                      $17,710,000      F
                                      Class M-2F                                      $10,010,000      F
                                      Class B-1F                                      $13,090,000      F
                                      Class A-1A                                      $19,050,000      A
                                      Class A-2A                                      $56,620,000      A
                                      Class A-IO (Notional)                         ($10,120,000)      A
                                      Class M-1A                                       $4,232,000      A
                                      Class M-2A                                       $4,094,000      A
                                      Class B-1A                                       $8,004,000      A

o        Group F Certificate Structure

                   The Class A-6F Certificates will be a Non Accelerated
                  Senior security ("NAS"), otherwise referred to as a Lockout Bond. This class will be locked out from all principal payments for the first three years and afterward will receive scheduled percentages of the amount of principal available for distribution each month (See "Terms of the Offering - Principal").
                   The Class A-1F, M-1F, M-2F and B-1F Certificates (the
                  "Group F Floating Rate Certificates") are floating rate certificates based off 1 month LIBOR that pay interest on an actual/360 day basis and accrue from Payment Date to Payment Date (or from the Closing Date in the case of the first Payment Date).
                   The Group F Floating Rate Certificates are subject to
                  an available funds cap (the "Group F Available Funds Cap") equal to the weighted average Loan Rate on the Group F loans minus the sum of (i) the servicing and trustee fee rates (0.50625%) and (ii) the Class F-IO coupon expressed as a percentage of the Group F loans. The Group F Available Funds Cap equals approximately 8.90% initially, declines though month 36 and thereafter equals approximately 10.04%. See Sensitivity of Group F Available Funds Cap herein. The Group F Floating Rate Subordinate Certificates are also subject to a stated cap of 12%.
                   If the optional termination is not exercised when the
                  combined Group F and Group A pool balance falls below 10% of the combined Group F and Group A Original Collateral Amount (as defined below), the margins on the Class M-1F, M-2F and B-1F Certificates (the "Group F Subordinate Floating Rate Certificates") will step up to one and a half times the respective initial margin on such Class.
                   The Group F Subordinate Floating Rate Certificates
                  have a catch-up feature that reimburses investors for unpaid interest due to Available Funds Cap limitations ("LIBOR Carryover Shortfalls"), with accrued interest thereon, on future Distribution Dates from the Group F remaining excess interest. The catch-up feature will not reimburse interest above the stated cap.

o        Group F Credit Enhancement

                   Senior/subordinate structure with credit enhancement
                  at each rating level as shown below. The credit enhancement levels at each rating level will step down after month 36 such that the targeted enhancement level at each rating level is maintained.
                   Monthly Subordination of Excess Interest
                   (approximately 2.67% per annum at Cutoff Date). Build up of Overcollateralization ("OC") through distributions of excess interest as principal to
                  Certificateholders to achieve a target of 3.00% of the sum of the Closing Date Group F Pool Balance and the original amount on deposit in the Prefunding Account allocated to Group F (such sum, the "Group F Original Collateral Amount").
                   As with credit enhancement levels, the Group F OC
                  will step down after month 36 to 6.00% of the outstanding pool balance subject to a floor of 0.50% of the Group F Original Collateral Amount.

o        Group F Credit Enhancement (cont'd)

                                      ------------- ---------------------------------- -------------------------------
                                                        CE (before Step-down) (1)         CE (after Step-down) (1)
                                      (S&P/Fitch)     (% of Orig Collateral Amount)     (% of current pool balance)
                                      ------------- ---------------------------------- -------------------------------
                                      ------------- ---------------------------------- -------------------------------
                                        AAA/AAA                  16.25%                            32.50%
                                      ------------- ---------------------------------- -------------------------------
                                      ------------- ---------------------------------- -------------------------------
                                         AA/AA+                  10.50%                            21.00%
                                      ------------- ---------------------------------- -------------------------------
                                      ------------- ---------------------------------- -------------------------------
                                          A/A+                    7.25%                            14.50%
                                      ------------- ---------------------------------- -------------------------------
                                      ------------- ---------------------------------- -------------------------------
                                        BBB-/BBB                  3.00%                             6.00%
                                      ------------- ---------------------------------- -------------------------------

                                    (1) Includes overcollateralization.

                   Cross-collateralization between the two Groups:
                  excess interest in either group, after covering any shortfalls in that group (which shortfalls do not inlcude LIBOR Carryover Shortfalls), can be used to cover shortfalls in interest in the other group (which shortfalls do not inlcude LIBOR Carryover Shortfalls).

o        Sensitivity of Group F Available Funds Cap
         The table below shows the Group F Available Funds Cap for the first 36 periods at varying PPC:

          ------------------------------------------------------------------------------------------------------
                                   PPC
                   ---------------------------------------------------------------------------------------------
           Period      80%          100%          120%         140%         160%         180%         200%
             1         8.90         8.90          8.90         8.90         8.90         8.90         8.90
             2         8.89         8.89          8.89         8.89         8.89         8.89         8.89
             3         8.89         8.89          8.88         8.88         8.88         8.87         8.87
             4         8.88         8.88          8.87         8.87         8.86         8.86         8.85
             5         8.87         8.86          8.86         8.85         8.84         8.84         8.83
             6         8.86         8.85          8.84         8.83         8.82         8.81         8.80
             7         8.85         8.84          8.82         8.81         8.80         8.78         8.77
             8         8.83         8.82          8.80         8.78         8.77         8.75         8.73
             9         8.82         8.80          8.78         8.76         8.73         8.71         8.68
             10        8.80         8.78          8.75         8.73         8.70         8.67         8.63
             11        8.78         8.75          8.72         8.69         8.65         8.62         8.58
             12        8.76         8.73          8.69         8.65         8.61         8.56         8.51
             13        8.74         8.70          8.66         8.61         8.56         8.50         8.44
             14        8.72         8.68          8.63         8.57         8.51         8.44         8.37
             15        8.70         8.65          8.59         8.53         8.46         8.38         8.30
             16        8.68         8.62          8.56         8.48         8.40         8.32         8.22
             17        8.66         8.59          8.52         8.44         8.35         8.25         8.14
             18        8.64         8.57          8.48         8.39         8.29         8.18         8.05
             19        8.62         8.54          8.45         8.35         8.23         8.11         7.97
             20        8.60         8.51          8.41         8.30         8.17         8.03         7.87
             21        8.57         8.48          8.37         8.25         8.11         7.95         7.78
             22        8.55         8.44          8.33         8.19         8.04         7.87         7.68
             23        8.53         8.41          8.29         8.14         7.98         7.79         7.57
             24        8.50         8.38          8.24         8.09         7.91         7.70         7.46
             25        8.48         8.35          8.20         8.03         7.84         7.61         7.35
             26        8.45         8.31          8.15         7.97         7.76         7.51         7.23
             27        8.43         8.28          8.11         7.91         7.68         7.42         7.10
             28        8.40         8.24          8.06         7.85         7.60         7.31         6.97
             29        8.38         8.21          8.01         7.79         7.52         7.21         6.83
             30        8.35         8.17          7.96         7.72         7.44         7.10         6.69
             31        8.32         8.13          7.91         7.65         7.35         6.98         6.54
             32        8.30         8.10          7.86         7.59         7.26         6.86         6.41
             33        8.27         8.06          7.81         7.51         7.16         6.74         6.56
             34        8.24         8.02          7.75         7.44         7.06         6.61         6.72
             35        8.21         7.98          7.70         7.37         6.96         6.47         6.89
             36        8.18         7.94          7.64         7.29         6.86         6.46         7.06
          ------------------------------------------------------------------------------------------------------

II.      Terms of the Offering (cont'd)
o        Group A Certificate Structure

                   The Class A-1A Certificates are fixed rate
                  Certificates which are not scheduled to receive principal payments for the 20 months. Thereafter, they receive 90% of the Group A senior principal payments until retired.

                   The Class A-2A, M-1A, M-2A and B-1A Certificates (the
                  "Group A Floating Rate Certificates") are floating rate certificates based off 1 month LIBOR that pay interest on an actual/360 day basis.

                   The Group A Floating Rate Certificates are subject to
                  an available funds cap (the "Group A Available Funds Cap") equal to the weighted average Loan Rate on the Group A loans minus the sum of (i) the servicing and trustee fee rates (0.50625%) and (ii) the Class A-IO coupon expressed as a percentage of the Group A loans. The Group A Available Funds Cap equals approximately 9.25% at the Cutoff Date. The Group A Floating Rate Certificates are also subject to a stated cap equal to 15%.

                   The weighted average loan rate on the Group A loans
                  is approximately 10.50%. at the Cutoff Date. The weighted average lifetime cap is approximately 17.02% at the Cutoff Date. The lifetime maximum Group A Available Funds Cap is approximately 16.51% after month 36, based on the weighted average lifetime cap as of the Cutoff Date.

                   The Group A Floating Rate Certificates have a
                  catch-up feature that reimburses investors for unpaid interest due to Available Funds Cap limitations ("LIBOR Carryover Shortfalls") with accrued interest thereon, on future Distribution Dates from the Group A remaining excess interest. The catch-up feature will not reimburse interest above the stated cap.

                  If the optional termination is not exercised when the combined Group F and Group A pool balance falls below 10% of the combined Group F and Group A Original Collateral Amount, the margins on the Group A Floating Rate Certificates will step up to:

                  i) two times the initial margin on the Group A Senior Certificates (Class A-2A)

                  ii) one and a half times the initial margin on the
                      Group A Subordinate Certificates (Classes M-1A, M-2A and B-1A).

o        Group A Credit Enhancement

                   Senior/subordinate structure with credit enhancement
                  at each rating level as shown below. The credit enhancement levels at each rating level will step down after month 36 such that the targeted enhancement level at each rating level is maintained.

                   Monthly Subordination of Excess Interest
                   (approximately equal to 3.10% per annum at Cutoff). Build up of Overcollateralization ("OC") through distributions of excess interest as principal to
                  Certificateholders to achieve a target 2.25% of the sum of the Closing Date Group A Pool Balance and the original amount on deposit in the Prefunding Account allocated to Group A (such sum, the "Group A Original Collateral Amount").

                   As with credit enhancement levels, the Group A OC
                  will step down after month 36 to 5.625% of the outstanding pool balance subject to a floor of 0.50% of the Group A Original Collateral Amount.

                                                        CE (before Step-down) (1)         CE (after Step-down) (1)
                                      (S&P/Fitch)     (% of Orig Collateral Amount)     (% of current pool balance)
                                        AAA/AAA                  20.00%                           50.000%
                                      -------------
                                         AA/AA+                  15.40%                           38.050%
                                      -------------
                                          A/A+                   10.95%                           27.375%
                                      -------------
                                        BBB-/BBB                  2.25%                            5.625%

                                    (1) Includes overcollateralization.

                   Cross-collateralization between the two Groups:
                  excess interest in either group, after covering any shortfalls in that group (which shortfalls do not inlcude LIBOR Carryover Shortfalls), can be used to cover shortfalls in interest in the other group (which shortfalls do not inlcude LIBOR Carryover Shortfalls).

o        Group A Available Funds Cap

         The following table shows the Group A Available Funds Cap each month assuming the Group A Loans prepay at 140% PPC and 6 month LIBOR remains constant at 5.6875%.

          ----------------------------------------------------------------------------------------------------------
                Month       Available Funds        Month        Available Funds       Month        Available Funds
                                Cap (%)                             Cap (%)                            Cap (%)
          ----------------------------------------------------------------------------------------------------------
                  1               9.25              33               10.05              65              11.68
                  2               9.24              34               10.00              66              11.68
                  3               9.23              35               9.96               67              11.68
                  4               9.25              36               9.91               68              11.68
                  5               9.36              37               11.68              69              11.68
                  6               9.48              38               11.68              70              11.68
                  7               9.54              39               11.68              71              11.68
                  8               9.52              40               11.68              72              11.68
                  9               9.51              41               11.68              73              11.68
                 10               9.51              42               11.68              74              11.68
                 11               9.60              43               11.68              75              11.68
                 12               9.72              44               11.68              76              11.68
                 13               9.76              45               11.68              77              11.68
                 14               9.73              46               11.68              78              11.68
                 15               9.70              47               11.68              79              11.68
                 16               9.68              48               11.68              80              11.68
                 17               9.65              49               11.68              81              11.68
                 18               9.63              50               11.68              82              11.68
                 19               9.61              51               11.68              83              11.68
                 20               9.58              52               11.68              84              11.68
                 21               9.61              53               11.68              85              11.68
                 22               9.57              54               11.68              86              11.68
                 23               9.85              55               11.68              87              11.68
                 24              10.20              56               11.68              88              11.68
                 25              10.16              57               11.68              89              11.68
                 26              10.34              58               11.68              90              11.68
                 27              10.30              59               11.68              91              11.68
                 28              10.26              60               11.68              92              11.68
                 29              10.22              61               11.68              93              11.68
                 30              10.18              62               11.68              94              11.68
                 31              10.14              63               11.68              95              11.68
                 32              10.10              64               11.68              96              11.68
          ----------------------------------------------------------------------------------------------------------


II.      Terms of the Offering (cont'd)

Advances:                           -  Monthly  Advances.   Delta,  as
                                    servicer,  is  required  to  advance
                                    interest  for delinquent  loans  ("Monthly
                                    Advances")  unless  the  Servicer
                                    determines that the delinquency advances are not recoverable from collections on these loans. The Servicer will be reimbursed for these advances from future collections on these loans.

                                    - Servicer Advances. The Servicer is
                                    also required to pay all customary
                                    "out-of-pocket" expenses associated
                                    with servicing the loans ("Servicer
                                    Advances"). The Servicer's right of
                                    reimbursement for Servicing Advances
                                    is limited to late collections of on
                                    the related mortgage loans, released
                                    mortgaged property proceeds, etc.

                                    - Compensating Interest. The
                                    Servicer will be required to remit
                                    to the Trustee any interest
                                    shortfalls due to the receipt of
                                    less than 30 days of accrued
                                    interest with a full prepayment
                                    ("Compensating Interest") up to the
                                    Servicing Fee for the related
                                    period, without any right of
                                    reimbursement.

Certificate Ratings:                See Cover

Trustee:                            First Chicago National Bank

Payment Date: The Payment Date for the Certificates will be on the 25th of each month or if such date is not a Business Date, the next succeeding Business Date commencing April 25, 1998.


Principal:                          Principal  collections  from each Loan Group
                                    are allocated to the Certificates in each respective Group.

       Allocation of Principal Among Classes of Different Ratings


                                    Prior to month 37 principal for a
                                    Loan Group will be paid to Class
                                    A's, M-1, M-2 and B-1 sequentially
                                    in that order. Commencing on the
                                    37th Distribution Date, and so long
                                    as a Trigger Event has not occurred,
                                    principal payments will be allocated
                                    concurrently to classes of all
                                    rating levels such that the credit
                                    enhancement level at each rating is
                                    double or 2.5 times the initial
                                    credit enhancement for the Group F
                                    and Group A Certificates,
                                    respectively at that rating.
                                    Although principal will be allocated
                                    concurrently, priority of payments
                                    will be given to the A's, M-1, M-2
                                    and B-1 classes in that order.

                                    Group F Class A Certificates


                                    Principal allocated to the Group F
                                    Class A Certificates will be paid
                                    among these certificates as follows:

                                    Principal will be paid to Classes
                                    A-1F through A-5F (the "Sequential
                                    Classes") sequentially from the
                                    amount received on the Group F
                                    loans. Class A-6F (the NAS Class)
                                    will commence paying in month 37 and
                                    will thereafter pay concurrently
                                    with the Sequential Classes.
                                    Principal allocation between the NAS
                                    Class and the Sequential Classes is
                                    determined by the following formula:

                                    A-6F Principal = Shifting Percent
                                                   x
                                    (Pro rata Alloc. of Group F Principal Pmt.);

                                    where the Pro rata Allocation is
                                    determined by the outstanding
                                    balances of the NAS Class and the
                                    Sequential Classes each month, and
                                    the Shifting Percent is as follows:

                                      Months                 Shifting Percent
                                      37 - 60                45%
                                      61 - 72                80%
                                      73 - 84                100%
                                      85 onward              300%

                                    Group A Class A Certificates


                                    Prior to month 21, all principal
                                    allocated to the Group A Class A
                                    Certificates will be paid to Class
                                    A-2A. Commencing in month 21, 90% of
                                    principal collections allocated to
                                    Class A will be paid to Class A-1A
                                    and 10% to Class A-2A until Class
                                    A-1A is paid off. Thereafter, all
                                    principal cashflow allocated to
                                    Class A will again be paid to Class
                                    A-2A.

Trigger Event:                      A trigger event will be in effect for the
                                    respective Certificate Group if the related three month average 90+ delinquency percentages exceed two times the sum of (i) the three month average OC amount as a percentage of the related outstanding pool balance and (ii) the three month average related annualized excess spread percentage. If a trigger event is in effect, OC will not step down and all principal will be paid sequentially, from the highest to the lowest ratings.


Optional Cleanup Call:              10% Clean Up Call based on aggregate Group F
                                    and Group A loan balances

Legal Final Maturity:               See Cover

Delivery:                           Class A  Certificates:  Denominations  of
                                    $25,000 and integral multiples of $1,000 in excess sthereof. Book-entry through DTC, Euroclear and CEDEL.

Tax Status:                         REMIC for Federal income tax purposes.

SMMEA: The Group F Certificates are not SMMEA eligible. After the Funding Period, the Group A Class A Certificates and Class M-1 Certificates are SMMEA eligible.

II.      Terms of the Offering (cont'd)

ERISA: The Class A Certificates and the IO Certificates are expected to be ERISA eligible.

                                    All other Certificates are not ERISA
                                    eligible.